SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 26, 1995
                                                         ----------------





                            ARTRA GROUP INCORPORATED
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
                  --------------------------------------------
                  State or Other Jurisdiction of Incorporation




                  1-3916                             25-1095978
         ----------------------                  -----------------
         Commission File Number                   I.R.S. Employer
                                                 Identification No.








  500 Central Avenue, Northfield, IL                        60093
--------------------------------------                    --------
Address of principal executive offices                    Zip Code


 Registrant's telephone number, including area code:   (708) 441-6650



                                 Not Applicable
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report

Item  2.          Acquisition or Disposition of Assets


                  On July 31, 1995, ARTRA GROUP Incorporated ("ARTRA" or the "Registrant") and its wholly-owned subsidiary, Bagcraft Corporation of America ("Bagcraft"), entered into a letter of intent to sell the business assets, subject to the buyer's assumption of certain liabilities, of Bagcraft's wholly-owned Arcar Graphics, Inc. ("Arcar") subsidiary, a manufacturer and distributor of waterbase inks. See Registrant's Form 8-K dated July 31, 1995.

                  On October 26, 1995, Bagcraft completed the sale of the business assets, subject to the buyer's assumption of certain liabilities, of Arcar for cash of approximately $20,500,000. The net proceeds, after extinguishment of certain Arcar debt obligations of approximately $9,900,000, were used to reduce Bagcraft debt obligations.




Item  5.          Other Events

                  Effective October 30, 1995, the Company settled certain debt obligations due a bank lender totaling approximately $5,000,000 for a cash payment of $150,000. The gain on this debt extinguishment will be reflected in the Company's financial statements in the fourth quarter of 1995.

Item  7.          Financial Statements and Exhibits

                      (b)  Pro Forma Financial Information
                           -------------------------------

                           Pro  Forma  Condensed   Consolidated   Balance  Sheet
                           (Unaudited), June 29, 1995

                           Pro  Forma   Condensed   Consolidated   Statement  of
                           operations (Unaudited)for the Six Months Ended June 29, 1995

                           Pro  Forma   Condensed   Consolidated   Statement  of
                           Operations (Unaudited) for the Year Ended December 29, 1994


                  (c)      Exhibits
                           --------

                           10.1 ASSET PURCHASE AGREEMENT made as of the 28th day of September, 1995, by and among Arcar Graphics, Inc., an Illinois corporation ("Arcar" or "Seller"), BCA Holdings, Inc., a Delaware corporation ("BCAH"), Bagcraft Corporation of America, a Delaware corporation ("BCA" and, collectively with BCAH, "Bagcraft"), ARTRA GROUP Incorporated, a Pennsylvania corporation ("ARTRA"), and Arcar Acquisition Corp., a Delaware corporation ("Buyer").

                           10.2 LIMITED RELEASE, dated October 30, 1995, between NatWest Bank N. A. ("Releasor"), and ARTRA GROUP Incorporated and Peter R. Harvey ("Releasee"). . 99.1 Press Release date October 27, 1995 announcing the completion the sale of the business assets, subject to the buyer's assumption of certain liabilities, of Arcar.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.






                            ARTRA GROUP INCORPORATED
                                   Registrant







Dated:   November 8, 1995                      JAMES D. DOERING
                                   ------------------------------------------
                                   Vice President and Chief Financial Officer

Item  7. (b)  Pro Forma Financial Information

The pro forma condensed consolidated balance sheet as of June 29, 1995 has been reclassified to report separately assets and liabilities of discontinued operations as if ARTRA GROUP Incorporated's wholly-owned subsidiary, Bagcraft Corporation of America, had discontinued the operations of its wholly-owned Arcar Graphics, Inc. subsidiary and The Lori Corporation, then 64.3% owned by ARTRA GROUP Incorporated, had discontinued the operations of its jewelry segment, effective June 29, 1995.


                   ARTRA GROUP INCORPORATED AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 29, 1995
                            (Unaudited in thousands)


                                                                                        Reclassify
                                                                                   Discontinued Operations
                                                                                   -----------------------
                                                                                    Lori's
                                                                                   Jewelry        Pro Forma
                                                          Historical     Arcar     Segment       Adjustments      Pro Forma
                                                          ----------   --------   --------       -----------      ---------

                                     ASSETS

Cash and equivalents                                        $    420   ($   215)  ($    47)                        $    158
Restricted cash and equivalents                                  546                                                    546
Receivables, less allowance for
  doubtful accounts and markdowns of $419                     12,817     (1,105)       (939)                         10,773
Inventories                                                   23,669     (2,584)     (1,649)                         19,436
Other                                                          1,311        (12)       (473)                            826
Assets of discontinued operations
  held for disposal                                                                                  $15,896         15,896
                                                          ----------   --------    --------                       ---------
               Total current assets                           38,763     (3,916)     (3,108)                         47,635
                                                          ----------   --------    --------                       ---------

Property, plant and equipment                                 49,487       (975)       (394)                         48,118
Less accumulated depreciation and amortization                19,027        167        (930)                         18,264
                                                          ----------   --------    --------                       ---------
                                                              30,460     (1,142)        536                          29,854
                                                          ----------   --------    --------                       ---------

Other assets:
   Excess of cost over net assets acquired,
      net of accumulated amortization of $1,888               11,592     (8,166)                                      3,426
   Other                                                       1,477       (100)                                      1,377
                                                           ----------   --------                                  ---------
                                                              13,069     (8,266)                                      4,803
                                                           ----------   --------    --------        --------      ---------
                                                             $82,292   ($13,324)   ($ 2,572)         $15,896        $82,292
                                                           =========    =======    ========         ========      =========

                   ARTRA GROUP INCORPORATED AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 29, 1995
                            (Unaudited in thousands)
                                                                                        Reclassify
                                                                                   Discontinued Operations
                                                                                   -----------------------
                                                                                    Lori's
                                                                                   Jewelry        Pro Forma
                                                          Historical     Arcar     Segment       Adjustments    Pro Forma
                                                          ----------   --------   --------       -----------    ---------

                                  LIABILITIES
Notes payable, including amounts due
  to related parties of $6,586                              $ 27,763                                             $ 27,763
Current maturities of long-term debt                          37,839    ($ 3,331)                                  34,508
Accounts payable                                              21,390        (959)  ($2,396)                        18,035
Accrued expenses                                              16,912        (206)     (660)                        16,046
Income taxes                                                     303        (176)                                     127
Liabilities of discontinued operations
  held for disposal                                                                               $ 13,190         13,190
                                                          ----------   --------   --------                      ---------
               Total current liabilities                     104,207      (4,672)   (3,056)                       109,669
                                                          ----------   --------   --------                      ---------

Long-term debt                                                17,201      (5,412)                                  11,789
Other noncurrent liabilities                                   1,479         (50)                                   1,429
Commitments and contingencies

Redeemable common stock,
  issued 369,679 shares                                        4,736                                                4,736
ARTRA redeemable preferred stock
  payable to a related party,
  $1,000 par value; Series A,
  6% cumulative payment-in-kind,
  including  accumulated dividends,
  net of unamortized discount of $1,712;
  redeemable March 1, 2000 at $1,000
  per share plus accrued dividends;
  authorized 2,000,000 shares all series;
  issued 3,750 shares                                         3,407                                                 3,407
Bagcraft redeemable preferred stock
  payable to a related party,
  cumulative $.01 par value, 13.5%;
  including accumulated dividends;
  redeemable in 1997 with a liquidation
  preference equal to $100 per share;
  50,000 shares authorized and issued                        10,456                                                10,456
BCA Holdings preferred stock payable
  to a related party, $1.00 par value,
  Series A, 6% cumulative;
  including accumulated dividends;
  liquidation preference of
  $1,000 per share;
  10,000 shares authorized; issued 3,675 shares               4,032                                                 4,032

                   SHAREHOLDERS' EQUITY (DEFICIT)
Common stock, no par value;
  authorized 7,500,000 shares;
  issued 6,417,782  shares                                    5,091                                                 5,091
Additional paid-in capital                                   36,365                                                36,365
Receivable from related party,
  including accrued interest                                 (4,340)                                               (4,340)
Accumulated deficit                                         (99,537)                                              (99,537)
                                                         ----------                                             ---------
                                                            (62,421)                                              (62,421)
Less treasury stock (57,038 shares), at cost                    805                                                   805
                                                         ----------                                             ---------
                                                            (63,226)                                              (63,226)
                                                         ----------     ---------   ---------      --------     ---------
                                                           $82,292     ($ 10,084)  ($  3,106)     $ 13,190      $ 82,292
                                                         ==========     =========   =========      ========     =========

(A) To reclassify the condensed consolidated balance sheet to report separately the assets and liabilities of discontinued operations.

The pro forma condensed consolidated statement of operations for the six months ended June 29, 1995 presents the results of operations as if, effective December 30, 1994, the first day of the current fiscal year, ARTRA GROUP Incorporated's wholly-owned subsidiary, Bagcraft Corporation of America, had discontinued the operations of its wholly-owned Arcar Graphics, Inc. subsidiary and The Lori Corporation, then 64.3% owned by ARTRA GROUP Incorporated, had discontinued the operations of its jewelry segment.

                   ARTRA GROUP INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 29, 1995
                     (In thousands, except per share data)

                                                                                      Reclassify
                                                                                   Discontinued Operations
                                                                                   -----------------------
                                                                                    Lori's
                                                                                   Jewelry        Pro Forma
                                                          Historical     Arcar     Segment       Adjustments      Pro Forma
                                                          ----------   --------   --------       -----------      ---------
Net sales                                                    $72,538    ($4,148)   ($7,639)                           $60,751
                                                             -------    -------    -------                            -------

Costs and expenses:
   Cost of goods sold, exclusive of
     depreciation and amortization                            58,028     (1,778)    (5,096)                            51,154
   Selling, general and administrative                        14,016       (768)    (4,116)                             9,132
   Depreciation and amortization                               2,774       (278)      (277)                             2,219
   Goodwill impairment                                         6,430     (6,430)
                                                             -------    -------    -------                            -------
                                                              81,248     (2,824)   (15,919)                            62,505
                                                             -------    -------    -------                            -------
Operating loss                                                (8,710)    (1,324)     8,280                             (1,754)
                                                             -------    -------    -------                            -------
Other income (expense):
   Interest expense                                           (4,521)       445          5            $  300  (B)      (3,771)
   Other income, net                                              13         21         (1)                                33
                                                             -------    -------    -------                            -------
                                                              (4,508)       466          4                             (3,738)
                                                             -------    -------    -------                            -------
Loss from continuing operations before
   income taxes and minority interest                        (13,218)      (858)     8,284                             (5,492)
Provision for income taxes                                       (24)        22          3                                  1
Minority interest                                               (448)                                                    (448)
                                                             -------    -------    -------                            -------
Loss from continuing operations                              (13,690)      (836)     8,287                             (5,939)
Earnings (loss) from discontinued operations                                                          (7,751) (A)      (7,751)
                                                             -------    -------    -------                            -------
Earnings (loss) before extraordinary credit                  (13,690)      (836)     8,287                            (13,690)
Dividends applicable to redeemable preferred stock              (278)                                                    (278)
Reduction of retained earnings
   applicable to redeemable common stock                        (162)                                                    (162)
                                                            --------    -------    -------            -------        --------
Earnings (loss) before extraordinary credit
   applicable to common shares                              ($14,130)     ($836)    $8,287            ($7,451)       ($14,130)
                                                            ========    =======    =======            =======        ========
Earnings (loss) per share:
    Continuing operations                                     ($2.10)                                                  ($0.95)
    Discontinued operations                                                                                             (1.15)
                                                              ------                                                   ------
    Earnings (loss) per share before extraordinary credit     ($2.10)                                                  ($2.10)
                                                              ======                                                   ======

Weighted average number of shares of common stock and
   common stock equivalents outstanding                        6,724                                                    6,724
                                                             =======                                                  =======

Pro forma adjustments to the condensed consolidated statement of operations for the six months ended June 29, 1995:
(A) Reclassify operations of Bagcraft's Arcar Graphics, Inc. subsidiary and The Lori Corporation's jewelry segment to discontinued operations.
(B)  Allocate interest expense to discontinued operations.

The pro forma condensed consolidated statement of operations for the year ended December 29, 1994presents the results of operations as if, effective December 31, 1993, the first day of the current fiscal year, ARTRA GROUP Incorporated's wholly-owned subsidiary, Bagcraft Corporation of America, had discontinued the operations of its wholly-owned Arcar Graphics, Inc. subsidiary and The Lori Corporation, then 66.7% owned by ARTRA GROUP Incorporated, had discontinued the operations of its jewelry segment.

                   ARTRA GROUP INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 29, 1994
                     (In thousands, except per share data)

                                                                                        Reclassify
                                                                                   Discontinued Operations
                                                                                   -----------------------
                                                                                    Lori's
                                                                                   Jewelry        Pro Forma
                                                          Historical     Arcar     Segment       Adjustments      Pro Forma
                                                          ----------   --------   --------       -----------      ---------
Net sales                                                   $152,115    ($5,847)   ($34,431)                       $111,837
                                                            --------    -------    --------                        --------
Costs and expenses:
   Cost of goods sold, exclusive of
     depreciation and amortization                           119,081     (3,228)    (21,087)                         94,766
   Selling, general and administrative                        34,090     (1,015)    (16,315)                         16,760
   Depreciation and amortization                               5,945       (152)     (1,449)                          4,344
   Goodwill impairment                                        10,800                (10,800)
                                                            --------    -------    --------                        --------
                                                             169,916     (4,395)    (49,651)                        115,870
                                                            --------    -------    --------                        --------
Operating loss                                               (17,801)    (1,452)     15,220                          (4,033)
                                                            --------    -------    --------                        --------
Other income (expense):
   Interest expense                                          (10,655)       601         986             $ 450 (B)    (8,618)
   Other income, net                                              (7)        23          (3)                             13
                                                            --------    -------    --------                        --------
                                                             (10,662)       624         983                          (8,605)
                                                            --------    -------    --------                        --------
Loss from continuing operations before
   income taxes and minority interest                        (28,463)      (828)     16,203                         (12,638)
Provision for income taxes                                       (83)        64          10                              (9)
Minority interest                                               (889)                                                  (889)
                                                            --------    -------    --------                        --------
Loss from continuing operations                              (29,435)      (764)     16,213                         (13,536)
Earnings (loss) from discontinued operations                                                         $(15,899)(A)   (15,899)
                                                            --------    -------    --------                        --------
Earnings (loss) before extraordinary credit                  (29,435)      (764)     16,213                         (29,435)
Dividends applicable to redeemable preferred stock              (516)                                                  (516)
Reduction of retained earnings
    applicable to redeemable common stock                       (309)                                                  (309)
                                                            --------    -------    --------         ---------      --------
Earnings (loss) before extraordinary credit
    applicable to common shares                             ($30,260)     ($764)    $16,213          ($15,449)     ($30,260)
                                                            ========    =======     =======         =========      ========

Earnings (loss) per share:
    Continuing operations                                     ($5.30)                                                ($2.51)
    Discontinued operations                                                                                           (2.79)
                                                              ------                                                 ------
    Earnings (loss) per share before extraordinary credit     ($5.30)                                                ($5.30)
                                                              ======                                                 ======

Weighted average number of shares of common stock and
   common stock equivalents outstanding                        5,702                                                  5,702
                                                              ======                                                 ======

Pro forma adjustments to the condensed consolidated statement of operations for the year ended December 29, 1994:
(A) Reclassify operations of Bagcraft's Arcar Graphics, Inc. subsidiary and The Lori Corporation's jewelry segment to discontinued operations.
(B)  Allocate interest expense to discontinued operations.